Exhibit 99.5 Investor Day 2019 Leveraging experience and focused execution for profitable growth Bill Ritter| Head of Wealth Management

Bill Ritter  Head of Wealth Management Group Bill Ritter serves as Head of the Wealth Management group at Regions. The  Wealth Management group includes Private Wealth Management, Investment  Services, Institutional Services and Asset Management. Ritter is a member of  Regions’ Executive Leadership Team. Prior to assuming his current role in 2011, Ritter served as president for the  Central Region, overseeing banking operations in Alabama, Georgia and South  Carolina. Throughout his career at Regions, which he started in 1993, Ritter has  served in several management positions, including North Central Alabama area  executive and commercial banking executive with management responsibility for  commercial middle market, corporate banking and public, institutional and not  for profit activity. He also has served as commercial banking sales manager and  business banking sales manager for North Central Alabama. Ritter earned a bachelor’s degree in economics from Vanderbilt University and is  a graduate of the Stonier School of Banking at Georgetown. Ritter is involved in several community organizations, including serving on the  board of directors of Leadership Birmingham and the Birmingham Museum of Art  and on the board of trustees for Tuskegee University. He is a former member of  the board of directors for the Public Affairs Research Council of Alabama,  McWane Science Center, the Alabama Symphony and Innovation Depot. INVESTOR DAY 2019 | Wealth Management | 2

Key takeaways Wealth Management LEVERAGE THE UNIQUENESS OF OUR BUSINESS  MODEL AND DEEP EXPERTISE to generate  1 continued and sustained growth.  UTILIZE PARTNERSHIPS AND DATA‐DRIVEN  INSIGHTS to deepen existing client relationships,  2 acquire new relationships and promote growth in  new markets.  FOCUS ON EXECUTION WHILE CAPITALIZING ON  OUR INVESTMENTS in industry‐leading technology  3 to optimize the client and associate experience. INVESTOR DAY 2019 | Wealth Management | 3

Wealth Management overview Wealth Management Total Revenue Regions Wealth Management combines expertise in  Private Wealth, Institutional Services, Asset Management  and Investments Net Interest Income 38% $510M Non‐Interest Income 62% Components and Capabilities • Customized Banking and Lending Solutions  • Full suite of Brokerage Services • Personal Investment Management and Trust Services Wealth Management Non‐Interest Income • Institutional and Corporate Trust Services • Best Thinking content Investment Management & Highlights Trust 74% Investment Services 22% • Go‐to‐market strategy and expertise delivering consistent  $316M business performance Other 4% • Sustained excellence in Client Satisfaction • Industry leading Wealth Platform driving enhanced  associate and client experience  Overview | Strengths | Growth Strategies Note: Full year 2018 INVESTOR DAY 2019 | Wealth Management | 4

Wealth Management revenue and profitability  overview Non‐Interest Income Assets Under Management ($ in millions) ($ in billions) $31.2 $316  $27.1  +15% +19%  $265  2015 2018 2015 2018 Profitability (pre‐tax) Efficiency Ratio ($ in millions) $148  71.9% $99  +49% ‐430 bps 67.6% 2015 2018 2015 2018 Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Wealth Management | 5

Our core markets ‐ protect and grow >75% of total Wealth business is in our  core markets High Net Worth Demographics: • Median Age: 62 • Average Household Income: $145K • Average Account Size: $1.2M Opportunities: • Continue to accelerate partnerships and  Core Markets referrals with Commercial teams • Deepen engagement with emerging  Markets with Bankers professionals and transfer of wealth Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Wealth Management | 6

Experience, expertise and extensive resources Delivering the bank with one local team Client Trust  Lending  Trust & Estate  Advisor Advisor Customized Lending  Administration Solutions Financial  Wealth  Wealth  Brokerage Services Advisor Strategist Wealth Assessment  Advisor and Planning NRRE  Portfolio  Natural Resources &  Manager Manager Asset Management &  Real Estate Protection Wealth Assistant Banking Services Assistance & Support Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Wealth Management | 7

The path to a differentiated approach

GENERATING
Consistent Sustainable
Long-term Performance

One Team

- Ongoing success with partnerships throughout the bank allow for holistic solutions for clients
- Partnership Success=Business Results

Best Thinking

- Consistent investment process and methodology generating optimal client experience
- Consistently outperform standard investment benchmarks


One
Team
Lower
Entry
Best
Thinking
Diversity

Lower Entry

- Lower entry is key to delivering in core markets, however, the average account is ~3x minimum
- Fee revenue growth ranks 3rd in peer group[1]

Diversity

- 49% Female Trust & Wealth Advisors
- 50% Female Wealth Management Executive Leadership
- 54% of 2018 Top Performing Wealth & Trust Advisors are diverse

(1) 3QYTD – Peers: BAC, BBT, CMA, FITB, JPM, PNC, STI, USB, WF

Overview | Strengths | Growth Strategies

REGIONS INVESTOR DAY 2019 | Wealth Management | 8

Full suite of solutions to meet any client need Mass Affluent High Net Worth  Institutions and Corporations  • Investment Management & Brokerage  • Liquidity Management • Corporate Trust • Financial Planning • Credit and Risk Management • Endowments & Foundations • Annuities • Investment Management and Trust • Funeral & Cemetery Trust • Life Insurance • Signature Trust • Investment Management  • Natural Resources & Real Estate • Liquidity Management • Retirement Services Nation’s Largest Funeral and  Strong YOY performance Operating margin in the  Cemetery Trustee, 7th largest  Fees up 18% and top quartile compared to  National Corporate Trust  increased profitability peers(1) Municipal Trustee(2) Overview | Strengths | Growth Strategies (1) Based on research from Wise Gateway (2) Source: Thompson Reuters, 2018 US Municipals Trustee by Issues INVESTOR DAY 2019 | Wealth Management | 9

Delivering differentiated and specialized capabilities Natural resources and real estate Specialists include: Registered Foresters, Licensed Geologists,  Certified Land and Farm Managers, and Certified  Real Estate Professionals Regions has employed bankers in this  specialty for over 62 years Actively managed resources • 200K acres of farmland • 1M acres of timberland • 3M acres of mineral rights; includes over 60K oil and  natural gas wells • Over 3K residential/commercial properties Overview | Strengths | Growth Strategies INVESTOR DAY 2019 | Wealth Management | 10

Modern and efficient ‐ a win‐win solution  Regions Wealth Platform (RWP) Strategy: Further investment and use of industry‐leading wealth  platform that combined 12 systems into one (SEI),  improved efficiencies and enhanced associate and  client experience.   Benefits: • Significant run‐rate savings annually with  outsourcing effort • Reduced risk through system consolidation • Enhanced statements, transaction  capabilities and reporting Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Wealth Management | 11

A holistic, digital approach to planning and advice rTrac Wealth Planning Strategy:  Continued expansion and utilization of sophisticated  Wealth Management Planning tools Benefits: • Allows clients to connect all accounts for a  consolidated view of entire financial  picture • Interactive planning anytime, anywhere • Secure document storage • Mobile access for clients Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Wealth Management | 12

Looking ahead ‐ delivering value through innovation  and insights Enhanced Customer Relationship  Digital Advisor Capabilities Management Solution Industry‐leading, centralized client management  A sophisticated platform utilizing automated,  solution providing robust productivity and client  algorithm‐based financial advising and investing engagement features Opportunity:  Opportunity:  • Attractive option for generation XY  • Allows for real‐time collection of data and  • Provides digital capabilities relevant in the  portfolios market • Enhanced associate, prospect and client  • Improves asset retention experience • As clients’ assets grow we are able to grow  • Improves performance management and  with them efficiencies Overview | Strengths |     Growth Strategies INVESTOR DAY 2019 | Wealth Management | 13

Positioned for growth ‐ a synergistic approach Private Wealth Growth Strategy Expanding in three key markets – Houston, Orlando, Atlanta Focused on meeting clients’ needs, delivering excellent client service, developing  long‐term relationships and producing strong financial returns. Rationale  Synchronized effort with Consumer and Commercial in these fast growing,  diverse markets provide greater opportunities to serve through partnership  Once expansion is complete, the new trade areas will have:  15‐40% higher population growth(1)  5‐30% higher incomes(1)  Access to almost 30,000 businesses with >$5MM in revenue(2) (1) Source SNL Overview | Strengths |     Growth Strategies (2) Source: Power BI INVESTOR DAY 2019 | Wealth Management | 14

Key takeaways Wealth Management LEVERAGE THE UNIQUENESS OF OUR BUSINESS MODEL AND DEEP  1 EXPERTISE to generate continued and sustained growth.  UTILIZE PARTNERSHIPS AND DATA‐DRIVEN INSIGHTS to deepen  existing client relationships, acquire new relationships and promote  2 growth in new markets.  FOCUS ON EXECUTION WHILE CAPITALIZING ON OUR INVESTMENTS  in industry‐leading technology to optimize the client and associate  3 experience. Wealth Management Financial Expectations Non‐Interest Income Efficiency Ratio Annual Growth 2018 2021 4‐6% 67.6% 250‐300 bps Improvement INVESTOR DAY 2019 | Wealth Management | 15

Appendix INVESTOR DAY 2019 | Wealth Management | 16

Forward looking statements disclosure This presentation may include forward‐looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward‐looking statements are not based on historical information, but rather are  related to future operations, strategies, financial results or other developments. Forward‐looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those  statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such  statements. Therefore, we caution you against relying on any of these forward‐looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our  lending and other businesses and our financial results and conditions.  • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors. • The effect of changes in tax laws, including the effect of Tax Reform and any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge‐offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage‐backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Loss of customer checking and savings account deposits as customers pursue other, higher‐yield investments, which could increase our funding costs. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to effectively compete with other traditional and non‐traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are. • Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative  impact on our revenue. • Our inability to keep pace with technological changes could result in losing business to competitors. • Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self‐regulatory agencies, which could  require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non‐objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or  other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.  • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial  condition could be negatively impacted. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and  which may adversely affect our results.  • Our ability to manage fluctuations in the value of assets and liabilities and off‐balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non‐financial benefits relating to our strategic initiatives. • The risks and uncertainties related to our acquisition or divestiture of businesses. • The success of our marketing efforts in attracting and retaining customers. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third‐party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar  act or failure to deliver our services effectively.  • Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms. • The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man‐made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future  earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather‐related events are difficult to predict and may be exacerbated by global climate change. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport  commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. INVESTOR DAY 2019 | Wealth Management | 17

Forward looking statements disclosure (continued) • Our ability to identify and address cyber‐security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary  information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.  • Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives. • Possible cessation or market replacement of LIBOR and the related effect on our LIBOR‐based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.  • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause  losses.  • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results  could prove incorrect. • Other risks identified from time to time in reports that we file with the SEC. • Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward‐Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10‐K for the year ended December 31, 2018 as  filed with the SEC. The words "future," “anticipates,” "assumes,"  “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions  often signify forward‐looking statements. You should not place undue reliance on any forward‐looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume  no obligation and do not intend to update or revise any forward‐looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law. Regions’ Investor Relations contact is Dana Nolan at (205) 264‐7040;  Regions’ Media contact is Evelyn Mitchell at (205) 264‐4551. INVESTOR DAY 2019 | Wealth Management | 18